SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) January 5, 1998
                               (December 19,1997)

                                THE MACERICH COMPANY
               (Exact Name of Registrant as Specified in Charter)


                Maryland              1-12504           95-4448705
     (State or Other Jurisdiction (Commission         (IRS Employer
           of Incorporation)       File Number)      Identification No.)



            233 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
                    (Address of Principal Executive Offices)



      Registrant's telephone number, including area code (310) 394-6911)



                                        N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets
             ------------------------------------

                  On December 19, 1997, a majority owned subsidiary of The Macerich Company (the "Registrant")acquired The Citadel, in Colorado Springs, Colorado, a super regional mall containing approximately 1,094,000 square feet. The seller of the asset was TriState Joint Venture ("Seller"), a Maryland joint venture partnership, comprised of an affiliate of Teachers Insurance and Annuity Association and an affiliate of The Rouse Company. The assets acquired include, among other things, real property, the buildings and improvements located thereon, certain lease interests, tangible and intangible personal property and rights related thereto.

                  The purchase price was approximately $108 million, and was determined in good faith arms length negotiations between Registrant and the Seller. In negotiating the purchase price the Registrant considered, among other factors, the mall's historical and projected cash flow, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the property, and the terms and conditions of available financing. No independent appraisals were obtained by the Registrant. The purchase price was funded by a concurrently placed loan of $75.6 million plus $32.4 million in cash. The Registrant intends to continue operating the mall as currently operated and leasing the space therein to national and local retailers.

                  Earnings before interest, taxes, depreciation and amortization for the mall for 1996 was approximately $8.7 million.

                  The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 2.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and  Exhibits
         ---------------------------------------------------------

         (a) Financial Statements of Stonewood Mall

                  Report of Independent Accountants                       F-1

                  Statement of Revenues and
                  Certain Expenses for the year
                  ended December 31, 1996 and for the
                  six months ended June 30, 1997 and 1996                  F-2

     Notes to Financial Statements                                F-3 thru F-6

         (b)  Pro Forma Financial Information


                  Condensed Combined Statements of Operations for
                  of the Macerich Company for the year ended
                  December 31, 1996                                       F-7


                  Condensed Combined Statements of Operations
                  of the Macerich Company for the nine months ended
                  September 30, 1997                                      F-8

                  Condensed Combined Balance Sheet as of
                  September 30, 1997                                      F-9

         (c)   Exhibits

2.1 Agreement of Purchase and Sale dated November 12, 1997 between MR Citadel Limited Partnership and TriState Joint Venture

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on January 5, 1998.




                                                    THE MACERICH COMPANY



                             By: /s/Thomas E. O'Hern
                                Thomas E. O'Hern
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.            Document                                      Page

2.1                    Agreement of Purchase and Sale dated
                       November 12, 1997, between TriState Joint
                       Venture and MR Citadel Limited Partnership

                              STONEWOOD CENTER MALL
                                 ----------



                   STATEMENT OF REVENUES AND CERTAIN EXPENSES For The Year Ended
                      December 31, 1996
                                  ----------

                        REPORT OF INDEPENDENT ACCOUNTANTS
                                 ----------

To the Directors of The Macerich Company


We have audited the accompanying statement of revenues and certain expenses of Stonewood Center Mall (the "Mall") for the year ended December 31, 1996. This statement is the responsi- bility of the Mall's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of The Macerich Company) described in Note 2 and is not intended to be a complete presentation of the Mall's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Mall for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Newport Beach, California
September 30, 1997
                                       F-1






                              STONEWOOD CENTER MALL
                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                                      ----------

                                                                     Year Ended
                                                                    December 31,        Six Months Ended June 30,
                                                                         1996              1997             1996
                                                                                                 (Unaudited)

Revenues:
Minimum rents                                                         $8,491,205       $4,321,963        $3,940,281
Percentage rents                                                         468,528          235,604           238,582
Tenant recoveries                                                      2,868,260        1,428,417         1,358,427
Other incomec                                                            234,738           71,895            77,089
                                                                    ------------      -----------         ---------

                                                                      12,062,731        6,057,879         5,614,379
                                                                      ----------        ---------         ---------

Certain expenses:
Operating expenses                                                     1,948,483          911,006           778,941
Property taxes                                                           925,452          468,087           471,427
General and administrative                                               328,350          130,758           162,297
                                                                      ----------         ----------        ----------
                                                                       3,202,285        1,509,851         1,412,665
                                                                       ---------        ---------         ---------
    Revenues in excess of certain expenses                            $8,860,446       $4,548,028        $4,201,714
                                                                       =========        =========         =========


               The accompanying notes are an integral part of this statement.
                                             F-2

                              STONEWOOD CENTER MALL
                          NOTES TO FINANCIAL STATEMENTS
                                   ----------
1. Description Of The  Property:

   The statements of revenues and certain expenses relate to the operations of Stonewood Center Mall (the "Mall") located in Downey, California which is a 926,823-square foot (unaudited) regional shopping mall. The Mall was acquired on August 6, 1997 by Macerich Partnership, L.P. (the "Operating Partnership") from Stonewood Center Limited Partnership (a California Limited Partnership) (the "Prior Owners" or the "Company") for an aggregate purchase price of $92 million. The Macerich Company, a Maryland Corporation, owns 68% of the Operating Partnership.


2.       Significant Accounting Policies:

         Basis Of Presentation:

         Operating revenues and expenses are presented on the accrual basis of accounting. Retail spaces rented under operating leases generally range from 2 to 10 years. Minimum rent revenues are recognized as rents become due according to the lease agreement for which amounts approximate revenues had they been recorded on a straight-line basis. Some tenants are also charged for certain operating expenses that are subject to recovery by the Mall, including real estate taxes, insurance and common area costs.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

         There are owners and developers of real estate that compete with the Company in its trade areas. This results in competition for tenants to occupy space. The existence of competi- tion could have a material impact on the Company's ability to lease space and on the level of rent that can be achieved.

         The accompanying statements of revenues and certain expenses is not representative of the actual operations for the year ended December 31, 1996 because certain expenses, which may not be comparable to those expected to be incurred by the Operating Partner- ship in the proposed future operations of the Mall, have been excluded. Expenses excluded consist of mortgage interest, depreciation and amortization, management fees and other legal and administrative costs not directly related to future operations of the property.

                              STONEWOOD CENTER MALL
                    NOTES TO FINANCIAL STATEMENTS - Continued

2.       Significant Accounting Policies, Continued:Interim Statements:

         The interim financial data for the six-month periods ended June 30, 1997 and 1996 are unaudited; however, in the opinion of management, the interim data includes all adjust- ments, consisting of normal recurring adjustments and eliminations necessary for a fair presentation of the results of the periods under the basis of presentation described above. The results of revenues and direct operating expenses for the six-month periods ended June 30, 1997 and 1996 are not necessarily indicative of the results for the full year.


3.       Operating Leases:

         The minimum lease payments, excluding average rents, on noncancelable operating leases to be received in future years as of December 31, 1996 are as follows:

         1997                      $8,397,623
         1998                       8,418,265
         1999                       8,005,299
         2000                       7,328,469
         2001                       5,288,820
         Thereafter                21,044,183
                                   ----------

                                  $58,482,659


         In addition to minimum rents, certain leases provide for contingent rent payments based on a percent of base income, as defined. This additional rent was approximately $468,528 in 1996.

                              STONEWOOD CENTER MALL
                    NOTES TO FINANCIAL STATEMENTS - Continued

4.  Ground  Lease:Under  an  existing  noncancellable   operating  ground  lease
agreement, the Company is committed to pay the following minimum rents:
         Years Ending December 31,

         1997                   $129,954
         1998                    129,954
         1999                    129,954
         2000                    129,954
         2001                    129,954
         Thereafter           12,198,078
                              ----------
                             $12,847,848

         Rent expense associated with the ground lease was $129,954 in 1996. The annual ground rent expense is adjusted every five years by the proportionate change in CPI. On January 1, 2008, the base rent then in effect shall be increased by 50%. The lease expires on December 31, 2051.

                              STONEWOOD CENTER MALL
                    NOTES TO FINANCIAL STATEMENTS - Continued


5.   Related Party Transaction:

         Hughes/Purcell  (the  "Company")  which,  through  common  ownership is related to the Prior Owners of the Mall, is reimbursed for certain leasing fees for services performed by the Company on behalf of the Mall. During 1996, the Company was reimbursed approximately $44,123 for such leasing fees. In addition, although not reflected in the accompanying financial statement, the Company was also reimbursed $522,757 for management fees.



            The following unaudited pro forma statement of operations has been prepared for the year ended December 31, 1996. This statement gives effect to the acquisitions of South Towne Center , Stonewood Mall and the Citadel (the "Acquisition Centers")
           as if the acquisitions were completed on January 1, 1996. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned those malls throughout the period presented. This statement should be read in conjunction with the financial statements and notes thereto included elsewhere herein.





                                           The Macerich Company
                                             Unaudited Pro Forma
                                Condensed Combined Statement of Operations
                                              (all amounts in thousands)

                                                             Company results       Pro forma         Pro forma             Pro forma
                                                            for the year ended  South Towne Center Stonewood Mall       Citadel Mall
                                                            December 31, 1996      Acquisition     Acquisition           Acquisition
                                                                    (A)

Revenues:
         Minimum Rents                                         99,061                    5,220          8,491                 8,052
         Percentage Rents                                       6,142                    1,400            469                   585
         Tenant Recoveries                                     47,648                    2,022          2,868                 3,265
         Other                                                  2,208                      996            235                   696
                                                             ---------                 --------        ------                -------
            Total revenues                                    155,059                    9,638         12,063                12,598

Shopping center expenses                                       50,792                    3,099          3,202                 3,933

REIT general and administrative expenses                        2,378

Depreciation and amortization               (B)                32,591                    1,885          1,769                 2,077

Interest expense                                               42,353                    6,615  (c)     6,210  (c)        (E) 7,873
                                                             ---------                 --------        ------                -------
Net income (loss) before minority interest,
  extraordinary items  and
     uncombined joint ventures and management companies        26,945                   (1,961)           882                (1,285)

Minority interest  (D)                                        (10,975)                     720           (324)                  472
Income  from uncombined joint
     ventures and management companies                          3,256                        0              0

Extraordinary loss on early extinguishment of debt               (315)
                                                             ---------                 --------        ------                -------
Net income                                                     18,911                   (1,241)           558                  (813)
                                                             ---------                 --------        ------                -------
                                                             ---------                 --------        ------                -------
Net income per share  - before extraordinary items               $0.92
                                                             ---------
                                                             ---------
Net income per share                                             $0.91
                                                             ---------
                                                             ---------

Weighted average number of shares of common stock outstanding   20,781



                                                            Pro Forma Results
                                                             (Including the
                                                            Acquisition Malls)
                                                            December 31, 1996

Revenues:
         Minimum Rents                                                120,824
         Percentage Rents                                               8,596
         Tenant Recoveries                                             55,803
         Other                                                          4,135
                                                                      --------
            Total revenues                                            189,358

Shopping center expenses                                               61,026

REIT general and administrative expenses                                2,378

Depreciation and amortization               (B)                        38,322

Interest expense                                                       63,051
                                                                     ----------
Net income (loss) before minority interest,
  extraordinary items  and
     uncombined joint ventures and management companies                24,581

Minority interest  (D)                                                (10,107)
Income  from uncombined joint
     ventures and management companies                                  3,256

Extraordinary loss on early extinguishment of debt                       (315)
                                                                      --------
Net income                                                             17,415
                                                                     ---------
                                                                     ---------

Net income per share  - before extraordinary items                         $0.85
                                                                     ---------
                                                                     ---------

Net income per share                                                       $0.84
                                                                     ---------
                                                                     ---------

Weighted average number of shares of common stock outstanding          20,781






 (A)       This  information  should be read in  conjunction  with The  Macerich
           Company's  (the  "Company")  report on Form 10-K for the period ended
           December 31, 1996.

 (B)    Depreciation on the Acquisition malls is computed on the straight-line method over the estimated useful life of 39 years.

 (c)     Interest expense is calculated assuming the entire purchase price was debt  at a rate of LIBOR plus 1.25% .

  (D) Minority interest represents the limited partners ownership interest in the Operating Partnership.

  (E)   Interest expense is calculated based on a property loan of $75,600 at 7.2% plus  other debt of $32,400 at LIBOR plus 1.5%



            The following unaudited pro forma statement of operations has been prepared for the nine months ended September 30, 1997 . This statement gives effect to the acquisitions of South Towne Center, Stonewood Mall and Citadel Mall (the "Acquisition Centers")
           as if the acquisitions were completed on January 1, 1997. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned those malls throughout the period presented. This statement should be read in conjunction with the financial statements and notes thereto included elsewhere herein.




                                           The Macerich Company
                                             Unaudited Pro Forma
                                Condensed Combined Statement of Operations
                                              (all amounts in thousands)


                                                   Company results     Pro forma              Pro forma             Pro forma
                                                     for the nine        Adjustment-         Adjustment-           Adjustment-
                                                     months ended    South Towne Center       Stonewood Mall       Citadel Mall
                                                    Sept. 30, 1997       Acquisition         Acquisition           Acquisition
                                                         (A)              (B)                    (B)                      (C)

Revenues:
         Minimum Rents                                       101,228          1,419          5,182                   5,770
         Percentage Rents                                      6,434             92             59                     226
         Tenant Recoveries                                    49,558            508          1,713                   2,751
         Other                                                 2,465             19             86                      97
                                                            --------         -------         -----                   ------
            Total revenues                                   159,685          2,038          7,040                   8,844

Shopping center expenses                                      51,830            728           1,732                   3,260

REIT general and administrative expenses                       2,099

Depreciation and amortization                                 29,815            471  (D)      1,179  (D)              1,558  (D)

Interest expense                                              47,402          1,654  (E)      4,447  (E)              5,905  (G)
                                                            --------         -------         -----                   ------
Net income (loss) before minority interest, uncombined
      joint ventures and extraordinary loss                   28,539           (815)           (318)                 (1,879)
Gain on sale of asset                                          1,620
Minority interest  (F)                                        (7,195)           260             104                     615
Income  (loss) from uncombined joint
     ventures  and management companies                       (7,608)

Extraordinary loss on early retirement of debt                  (563)
                                                            --------         -------         -----                   ------
Net income                                                    14,793           (555)           (214)                 (1,264)
                                                            --------         -------         -----                   ------
                                                            --------         -------         -----                   ------

Net income per share before extraordinary items                   $0.59
                                                            ----------
                                                            ----------
Net income per share                                              $0.57
                                                            ----------
                                                            ----------



Weighted average number of shares outstanding                 25,886


                                                        Pro forma Result
                                                        (Including the
                                                        Acquisition Centers)
                                                           for the nine
                                                            months ended
                                                          Sept. 30, 1997

Revenues:
         Minimum Rents                                           113,599
         Percentage Rents                                          6,811
         Tenant Recoveries                                        54,530
         Other                                                     2,667
                                                                 -------
            Total revenues                                       177,607

Shopping center expenses                                           57,550

REIT general and administrative expenses                            2,099

Depreciation and amortization                                      33,023

Interest expense                                                   59,408
                                                                 --------
Net income (loss) before minority interest, uncombined
      joint ventures and extraordinary loss                        25,527
Gain on sale of asset                                               1,620
Minority interest  (F)                                             (6,216)
Income  (loss) from uncombined joint
     ventures  and management companies                            (7,608)

Extraordinary loss on early retirement of debt                       (563)
                                                                  --------
Net income                                                         12,760
                                                                  --------
                                                                  --------

Net income per share before extraordinary items                     $0.51
                                                                  --------
                                                                  --------


Net income per share                                                $0.49
                                                                  --------
                                                                  --------


Weighted average number of shares outstanding                      25,886

 (A)         This  information  should be read in conjunction with The Macerich
             Company's (the "Company")  report on Form 10-Q for the period ended
             September 30, 1997.

 (B)     Reflects  results of operations on South Towne Center from January 1 to
         March 26, 1997. The mall was acquired on March 27, 1997. Stonewood Mall was acquired on August 6, 1997. The pro forma results above include
         Stonewood Mall from January 1 to
          to August  6, 1997.

 (C)  Reflects Citadel Mall for the period of January 1 to September 30, 1997.  The Company acquired the mall on December 19, 1997.

 (D)    Depreciation on the Acquisition malls is computed on the straight-line method over the estimated useful life of 39 years.

 (E)     Interest expense is calculated assuming the entire purchase price was debt  at a rate of LIBOR plus 1.25% .


  (F)    Minority interest represents the 38% ownership interest in the Operating Partnership not owned by the Company

  (G)   Interest expense is calculated based on a property loan of $75,600 at 7.2% plus  other debt of $32,400 at LIBOR plus 1.5%


                                           The Macerich Company
                                             Unaudited Pro Forma
                                     Condensed Combined Balance Sheet
                                              (all amounts in thousands)
                                                                                                                Pro forma Condensed
                                                                                              Pro forma             Balance Sheet
                                                     The Macerich                            Adjustment-       (Including Stonewood,
                                                       Company                                 Citadel       Citadel and South Towne
                                                     as reported                                Mall             Mall Acquisitions)
                                                     Sept. 30, 1997                         Acquisition          Sept. 30, 1997


         Gross  property                                   1,476,325                         108,000             1,584,325

         Total assets                                      1,366,282                         108,000             1,474,282



         Mortgages and loans                                 988,936                         108,000             1,096,936

         Minority interest                                   102,996                                               102,996

         Common stock                                            257                                                   257
         Additional paid  in capital                         219,850                                               219,850



         Total liabilities and shareholder equity          1,366,282                          108,000            1,474,282

                                      F-9
